Exhibit 10.1

EXECUTION VERSION

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made as of May 16, 2025, between GOLDMAN SACHS BANK USA, a New York state-chartered bank (“Assignor”), and REFT CHARLES STREET LLC, a Delaware limited liability company (“Assignee”).

RECITALS

WHEREAS, pursuant to that certain Loan Agreement, dated as of February 2, 2024 (the “Closing Date”), by and among Assignor, as lender (together with its successors and assigns, and such other co-lenders as may exist from time to time, together with each of their successors and assigns, in such capacity, “Lender”), Assignor, as administrative agent and collateral agent (together with its successors and assigns, in such capacity, “Agent”) and EACH OF THE PARTIES SET FORTH ON SCHEDULE I HERETO, each a Delaware limited liability company (individually or collectively, as the context may require, jointly and severally, together with their respective permitted successors and assigns, “Borrower”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), Assignor made a loan in the maximum principal amount of $74,340,695.00 (the “Loan”) to Borrower, which Loan is evidenced by the Note (as defined in the Loan Agreement).

WHEREAS, as of the date hereof, Assignor was the holder of that certain Promissory Note, dated as of the Closing Date, in the maximum principal amount of up to $74,340,695.00 (the “Note”).

WHEREAS, (i) Assignor, in its capacity as both Agent and Lender, has agreed to assign all of Assignor’s right, title and interest in the Loan and all right, title and interest in, to and under the Loan Agreement and all the documents identified in Schedule II (collectively, the “Loan Documents”) with respect to the Loan, and (ii) Assignee has agreed to accept such assignment and to assume all of Assignor’s right, title and interest in the Note and assume the obligations of Assignor in, to and under the Loan Agreement and the other Loan Documents in respect of the Loan. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement.

NOW, THEREFORE, in consideration of the covenants, agreements, representations and/or warranties of Assignor and Assignee set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of Assignor and Assignee, Assignor and Assignee do hereby agree as follows:

AGREEMENT

1. Assignment and Assumption. Assignor hereby sells and assigns to Assignee, without recourse and without representation or warranty (other than as expressly provided herein), and Assignee hereby purchases and assumes the Loan and the Loan Documents held by Assignor (the “Purchased Asset”), which Purchased Asset is evidenced by the Note. Assignee hereby assumes and undertakes to perform, pay or discharge, in accordance with the terms and conditions thereof, all obligations of Assignor under the Loan Documents, to the extent such obligations are to be performed, paid or discharged after the date hereof.

2. Assignor Representations and Warranties. Assignor represents and warrants to Assignee, as of the date hereof, as follows:

(a) Assignor is duly formed, chartered or organized, validly existing, and in good standing under the laws of the jurisdiction under which Assignor was chartered or organized;

(b) Assignor has the power and authority to own the Purchased Asset and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and, to the extent applicable, has taken all action necessary, to execute and deliver (1) this Assignment, (2) that certain Assignment of Mortgage (Burlington), dated as of the date hereof by Assignor, as assignor, in favor of Assignee, as assignee, (3) that certain Assignment of Mortgage (Camden), dated as of the date hereof by Assignor, as assignor, in favor of Assignee, as assignee, (4) that certain Assignment of Assignment of Leases and Rents (Burlington), dated as of the date hereof by Assignor, as assignor, in favor of Assignee, as assignee, (5) that certain Assignment of Assignment of Leases and Rents (Camden), dated as of the date hereof by Assignor, as assignor, in favor of Assignee, as assignee, and (6) that certain Allonge to Promissory Note, dated as of the date hereof, by Assignor, as assignor, in favor of Assignee, as assignee (collectively, the “Assignment Documents”) and to fulfill its obligations under, and to consummate the transactions contemplated by the Assignment Documents;

(c) the execution, delivery and performance of this Assignment and the consummation of the transactions contemplated hereby by Assignor has been duly authorized by all requisite action by Assignor and will not violate or breach any provision of its organizational documents and does not contravene any law or contractual agreement binding on Assignor;

(d) Assignor is the sole, legal and beneficial owner of the Note and the Purchased Asset being assigned by Assignor, Assignor has not previously assigned, transferred, pledged or hypothecated the Note or the Purchased Asset assigned by Assignor hereunder and the Note and the Purchased Asset are free and clear of any liens, participation interests, claims, encumbrances or security interests;

(e) this Assignment constitutes a legal, valid and binding obligation of Assignor, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency moratorium or other laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

(f) this Assignment has been duly executed and delivered by Assignor;

(g) Assignor has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the portion of the Loan being assigned herein or the consummation of any of the transactions contemplated hereby; and

(h) intentionally omitted;

(i) the documents listed on Schedule II constitute a complete list of all material documents evidencing and securing the Loan entered into by Borrower or Guarantor for the benefit of Lender;

(j) true and complete counterpart originals or copies of the documents listed on Schedule II (except that the Note shall be an original) and, to Assignor’s actual knowledge, true and complete copies of the opinions delivered to Lender on the Closing Date in connection with the Loan, and organizational documents of, and consents made by each of Borrower or Guarantor, in each case delivered to Lender on the Closing Date in connection with the Loan have been delivered by Assignor to Assignee;

(k) interest payable under the Loan Documents has been paid through the Payment Date in May 2025;

(l) the Loan Documents listed on Schedule II have not been amended, modified, supplemented or restated by Assignor except as otherwise set forth on such Schedule II;

(m) Assignor has not delivered any written notice of an Event of Default under and pursuant to the Loan Documents at any point during the preceding twelve-month period and, to Assignor’s actual knowledge, no monetary default currently exists under the Loan;

(n) no consent, license, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body is required for the execution and delivery by Assignor hereunder or under the other Assignment Documents;

(o) Assignor has not executed any instrument purporting to effect any release, cancellation, subordination or rescission of the Mortgage (Burlington) or the Mortgage (Camden);

(p) intentionally omitted; and

(q) there is, to Assignor’s actual knowledge, no litigation is pending or threatened in writing against Assignor which, if determined adversely to Assignor, would prohibit Assignor from entering into and delivering the Assignment Documents or would materially and adversely affect the ability of Assignor to perform its obligations hereunder or under the other Assignment Documents.

3. Assignee Representations and Warranties. Assignee represents and warrants to Assignor as of the date hereof, as follows:

(a) Assignee is duly formed, chartered or organized, validly existing, and in good standing under the laws of the jurisdiction under which Assignee was organized;

(b) Assignee has the power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby;

(c) the execution, delivery and performance of this Assignment, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite action by Assignee and will not violate or breach any provision of its organizational documents, and does not contravene any law or contractual agreement binding upon Assignee;

(d) this Assignment constitutes a legal, valid and binding obligation of Assignee, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency moratorium or other laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

(e) this Assignment has been duly executed and delivered by Assignee;

(f) no consent, license, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body is required for the execution and delivery by Assignee hereunder or under the other Assignment Documents;

(g) Assignee has not dealt with any broker, investment banker, agent or other Person, other than Assignor and its Affiliates, that may be entitled to any commission or compensation in connection with the sale of the portion of the Loan being assigned herein or the consummation of any of the transactions contemplated hereby; and

(h) Assignee is (i) an Eligible Assignee, (ii) not a Prohibited Person, and (iii) not subject to a Bail-In Action.

4. Assignor hereby assigns its rights as the “Agent” under the Loan Agreement (defined on Schedule II) to Assignee, effective on the date hereof, and Assignee hereby unconditionally and expressly accepts, assumes, confirms and agrees to perform and observe the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of the “Agent” under the Loan Agreement. Assignee hereby assumes all liabilities and obligations as “Lender” and “Agent” under the Loan Documents that accrue after the date hereof and Assignor shall have no further obligation to Borrower or other obligors under the Loan Documents or to any Agent under the Loan Documents. In connection with the agency succession described herein, without the need for any further action and effective immediately, (i) Assignee shall succeed to and become vested with all of the rights, benefits, powers and duties of Assignor under the Loan Documents to which Assignor is a party, (ii) Assignor’s appointment, powers and duties as “Agent” under the Loan Agreement shall terminate without any other further act or deed on the part of Assignor or any other party to the Loan Documents, (iii) the provisions of the Loan Documents providing for indemnities to and defense of the “Agent” shall continue to inure to Assignor’s benefit, (iv) Assignor authorizes Assignee to file any assignments or amendments of security documents that Assignee deems necessary or desirable to evidence Assignee’s succession as “Agent” under the Loan Agreement, and (v) each of the parties hereto agree, upon the reasonable request of Assignee, to take such additional actions and to execute and deliver such other documents and instruments as Assignee may reasonably request to effect its succession as “Agent” under the Loan Agreement, at Assignee’s sole cost and expense. As a supplement to and in no way in limitation of the provisions above, Assignor hereby assigns any and all liens and security interests in the collateral granted in the Loan Agreement to Assignee, for itself and on behalf of the note holders thereunder. Notwithstanding anything herein to the contrary, all of such liens and security interests shall in all respects be continuing and in effect. Without limiting the generality of the foregoing, any reference to Assignor on any publicly filed document, to the extent such filing relates to the liens and security interests assigned hereby and until such filing is modified to reflect the interests of Assignee, shall, with respect to such liens and security interests, constitute a reference to Assignor as collateral perfection agent of Assignee.

5. Acknowledgment by Assignee. Assignee acknowledges and agrees that, except as expressly set forth in this Assignment: (i) subject to the representations expressly set forth in this Assignment, Assignee is purchasing the Loan being assigned herein “as is” and “where is” on the date hereof; and (ii) except as set forth in this Assignment, Assignor is making no representation or warranty, express or implied, and Assignee has not relied on any representation or warranty, express or implied, regarding Borrower, Guarantor, Assignor, any Affiliate of Assignor, the Loan or any of the Property, the compliance or conformity of the Loan with any lending or underwriting criteria or practices, the adequacy of the value of the Property, the future compliance of the Borrower or Guarantor with the terms and conditions of the Loan Documents, the creditworthiness of Borrower or Guarantor, or any other warranties or representation not specifically set forth herein or the in the Loan Agreement or in the Loan Documents. Assignee acknowledges and agrees that it is not relying upon any oral or written representation of Assignor or any of its agents that is not contained in this Assignment or the Loan Agreement. Assignee shall rely only upon the express representations set forth in this Assignment and the Loan Agreement and Assignee’s review of the Loan Documents. Assignee agrees to bear the risk of: (1) collectability of the Loan, (2) the financial condition of Borrower, (3) fraud or forgery not known to Assignor, (4) the value of any security for the Loan (including the Property), and (5) claims of any lienors, in respect of the Loan or the Property, except as otherwise expressly set forth herein or in the Loan Documents.

6. Reserved.

7. Reserved.

8. Counterparts. This Assignment may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

9. Further Assurances. Assignor will do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices of assignment, transfers and assurances as Assignee shall, from time to time, reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Assignee the property and rights hereby given, granted, bargained, sold, conveyed and/or assigned, or intended now or hereafter to be so transferred, in each case, at Assignee’s sole cost and expense, and without any liability to Assignor.

10. Governing Law. This Assignment shall be construed and enforced in accordance with the substantive laws of the State of New York, without reference to conflicts of law principles.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective duly authorized officers as of the date first written above.

ASSIGNOR:

GOLDMAN SACHS BANK USA,
a New York state-chartered bank

By:	/s/ Zachary Glasser
Name: Zachary Glasser
Title: Authorized Person

[Signature Page to Assignment and Assumption Agreement]

ASSIGNEE:

REFT CHARLES STREET LLC,
a Delaware limited liability company

By:	/s/ Steve B. Pack
Name: Steve B. Pack
Title: Authorized Signatory

Address for Notices:

c/o Goldman Sachs & Co. Inc.
200 West Street
New York, New York 10282
Attention:
Email:

With a copy to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036
Attention:
Email:

[Signature Page to Assignment and Assumption Agreement]